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                                                                   Exhbit 10.125

               AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER

     This Amendment No. 2 to Merger Agreement dated as of July 5, 2006 (this "AMENDMENT"), among Halo Technology Holdings, Inc., a Nevada corporation ("PARENT"), UCA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("MERGER SUB") and Unify Corporation, a Delaware corporation (the "COMPANY").

                                   WITNESSETH:

     WHEREAS, Parent, Merger Sub and the Company are parties to that certain Agreement and Plan of Merger, dated as of March 14, 2006 (as amended, the "MERGER AGREEMENT"), and desire to amend the Merger Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto do hereby agree as follows (capitalized terms used but not defined herein have the meanings ascribed to such terms in the Merger Agreement):

1. AMENDMENT TO SECTION 2.1(b). Section 2.1(b) is hereby amended and replaced by the following:

     (b) CONVERSION OF COMPANY COMMON STOCK. Subject to Sections 2.1(e) and 2.2(e), each issued and outstanding share of Company Common Stock (other than shares to be cancelled in accordance with Section 2.1(a) and shares exercising appraisal rights in accordance with Section 2.1(f)) at the Effective Time shall be converted into the right to receive 0.595 of one share of Parent Common Stock (the " Exchange Ratio "). The shares of Parent Common Stock issued in exchange for Company Common Stock, together with the Substitute Options and the Substitute Warrants, constitutes the " Merger Consideration ." As of the Effective Time and without any action on the part of the holders thereof, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the " Certificates ") shall cease to have any rights with respect thereto, except the right to receive (i) the Merger Consideration and (ii) certain dividends and other distributions in accordance with Section 2.2(c).

2. AMENDMENT TO SECTION 2.1(e). Section 2.1(e) is hereby amended and replaced by the following:

     (e) ADJUSTMENTS TO EXCHANGE RATIO. The Exchange Ratio shall be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into or exercisable or exchangeable for Parent Common Stock or Company Common Stock), extraordinary dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Parent Common Stock or Company Common Stock occurring

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     or having a record date on or after the date hereof and prior to the
     Effective Time. Further, in the event that at the Effective Time the Company has cash on hand which is less than Two Million One Hundred Thousand Dollars ($2,100,000), the Exchange Ratio shall be reduced to the ratio determined by dividing (a) 17,478,840 minus the quotient of (x) (A) Two Million One Hundred Thousand Dollars ($2,100,000) minus (B) the amount of cash the Company has on hand at the Effective Time, divided by (y) $1.20, by (b) 29,376,201.

3. AMENDMENT TO SECTION 7.2. Section 7.2 is hereby amended by adding the following Section 7.2(g) to the end thereof:

     (g) ADJUSTMENTS TO EXCHANGE RATIO. At the Effective Time, the Company shall have cash on hand in an amount equal to or in excess of Two Million One Hundred Thousand Dollars ($2,100,000).

4. AMENDMENT TO SECTION 7.3(e). Section 7.3(e) is hereby amended and replaced by the following:

     (e) ADDITIONAL INVESTMENT. Parent shall have received at least Three Million Dollars ($3,000,000) in new money equity investment (in addition to any investment made by Special Situations Funds) between the date hereof and the Effective Time."

5. AMENDMENT TO SECTION 7.3(f). Section 7.3(f) is hereby amended and replaced by the following:

         (f) CAPITALIZATION. On or prior to the Effective Time (i) the holders of outstanding shares of the Parent's Preferred Stock (other than the Parent's Series D Preferred Stock) shall have converted such shares of preferred stock into common stock of Parent, (ii) the holders of convertible promissory notes of Parent listed on Schedule 7.3(f)(i) shall have converted such promissory notes into shares of Common Stock of Parent, and (iii) the holders of the promissory notes of Parent listed on Schedule 7.3(f)(ii) shall have restructured the payment terms to be no less favorable to Parent than those described on Schedule 7.3(f)(ii).

6. AMENDMENT TO SCHEDULE 7.3(f). Schedule 7.3(f) is hereby amended and replaced by the schedule attached hereto as Exhibit A.

7. AMENDMENT TO SUBSTITUTE WARRANT. The first paragraph of the Substitute Warrant is hereby amended by replacing the number "$1.8363" with the number "$1.356."

8.   MISCELLANEOUS.

     (a) The validity, construction and performance of this Amendment, and any action arising out of or relating to this Amendment shall be governed by the laws of the State of Delaware, without regard to the laws of the State of Delaware as to choice or conflict of laws.

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     (b) Except as modified herein, all other terms and provisions of the Merger
Agreement are unchanged and remain in full force and effect.

     (c) The captions contained in this Amendment are for convenience of reference only, shall not be given meaning and do not form part of this Amendment.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment shall become effective when each party to this Amendment shall have received a counterpart hereof signed by the other parties to this Amendment.

     (e) This Amendment shall be binding upon any permitted assignee, transferee, successor or assign to any of the parties hereto.

     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date first set forth above.

                                       PARENT:

                                       HALO TECHNOLOGY HOLDINGS, INC.

                                       By: /s/ Ernest C. Mysogland
                                       Name:  Ernest C. Mysogland
                                       Title:  Executive Vice President


                                       MERGER SUB:

                                       UCA MERGER SUB, INC.

                                       By: /s/ Ernest C. Mysogland
                                       Name:  Ernest C. Mysogland
                                       Title:  President and Sole Director


                                       COMPANY:

                                       UNIFY CORPORATION

                                       By: /s/ Todd Wille
                                       Name:  Todd Wille
                                       Title:  President

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                                    Exhibit A


                                 SCHEDULE 7.3(f)


(i) Convertible Promissory Notes of Parent to be converted into Parent Common
Stock:


     1. Convertible notes issued January 27 and 30, 2006 in the aggregate principal amount of $1,375,000.


     2. Convertible notes issued January 4, 2006 in the aggregate principal amount of $700,000;


     3. Convertible note issued January 4, 2006 in the principal amount of $67,500;


     4. Convertible notes issued September and October, 2005 in the aggregate principal amount of $1,150,000.


(ii) The following promissory notes and obligations of Parent to be restructured to provide that no amounts will be paid on these obligations prior to December 1, 2007 unless Parent has raised equity in excess of the new equity contemplated by this Agreement, and that payment on these obligations will only be made if after such payment Parent will have cash and receivables in excess of its current liabilities (other than deferred revenue):


     1. The obligations of Parent to ISIS Capital Management, LLC to pay a fee in the original amount of $1,250,000 pursuant to that certain Purchase Agreement Assignment between ISIS and Parent dated October 14, 2004.


     2. Subordinated Secured Promissory Note, dated January 31, 2005 made by Parent in favor of Crestview Capital Master, LLC in the outstanding principal amount of $2,000,000.


     3. Subordinated Secured Promissory Note, dated January 31, 2005 made by Parent in favor of CAMOFI Master LDC in the outstanding principal amount of $500,000.

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